EXHIBIT 10.22
SECOND AMENDMENT
     THIS SECOND AMENDMENT (this “Amendment”), is dated February ___, 2007, and relates to that certain (a) Receivables Financing Agreement, dated as of May 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), among Hayes Funding II, Inc., a Delaware corporation (“Hayes II”), the financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Citicorp USA, Inc., a Delaware corporation (“CUSA”), as program agent (the “Program Agent”) for the Lenders and HLI Operating Company, Inc. as “Servicer” (“HLIOC”), (b) Secondary Purchase Agreement, dated as of May 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Secondary Purchase Agreement”), among Hayes II and Hayes Funding I, LLC (“Hayes I”), and (c) Originator Purchase Agreement, dated as of May 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Originator Purchase Agreement”), among the persons listed on Schedule 1 thereto as “Originators” and Hayes I, and is hereby made by Hayes I, Hayes II, the Program Agent, the Lenders and the Originators (as defined immediately prior to giving effect to this Amendment). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Financing Agreement, or if not defined therein, in the Originator Purchase Agreement, or if not defined therein, in the Secondary Purchase Agreement, in each case, as modified hereby.
W I T N E S S E T H:
     WHEREAS, HLIOC has advised Hayes I, Hayes II and the Program Agent that its subsidiary, HLI Suspension Holding Company, Inc. (“Suspension”), has agreed to sell all of the issued and outstanding shares of capital stock of each of Hayes Lemmerz International – Bristol, Inc. (“Bristol”) and Hayes Lemmerz International – Montague, Inc. (“Montague”) pursuant to that certain Stock Purchase Agreement, dated February 1, 2007, between Diversified Machine, Inc., HLI Operating Company, Inc. and HLI Suspension Holding Company, Inc. (the transactions relating thereto, the “Sale Transaction”);
     WHEREAS, each of Bristol and Montague has requested that, in connection with the consummation of the Sale Transaction, that the Program Agent, the Lenders, Hayes II and Hayes I consent to the removal of each of Bristol and Montague as Originators pursuant to Section 2.09 of the Originator Purchase Agreement and the definition of “Originator” in the Financing Agreement (the “Removal”);
     In connection with the Removals and Sale Transaction, Bristol, Montague and Hayes I have requested that, following the consummation of the Sale Transaction, Hayes II reconvey, and release all security interests in, all Receivable Assets sold, or purported to be sold, by Bristol and Montague to Hayes I and subsequently by Hayes I to Hayes II (the “Receivable Assets”; such transaction, the “Reconveyance”), and Hayes II has requested that Program Agent and the Lenders, release all security interests in the Receivable Assets.
     WHEREAS, the Program Agent, the Lenders, Hayes I, Hayes II, and the Originators are willing to grant the requested consent on the terms and conditions set forth herein;
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     NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto agree as follows:
     1. Consent, Amendments and Reconveyance As of Effective Date. As of the “Effective Date” (as defined in Section 3 below):
     (a) The Program Agent, the Lenders, Hayes I, Hayes II and the Originators hereby consent to the Removal following the consummation of the Sale Transaction.
     (b) Each of Schedule 1 and Exhibit C to the Originator Purchase Agreement shall be amended and restated by such schedules and exhibits attached as Exhibit A hereto to reflect the Removal.
     (c) Schedule 1.01-4 of the Financing Agreement shall be amended by deleting “Hayes Lemmerz International – Bristol, Inc.” and “Hayes Lemmerz International – Montague, Inc.” under the reference to “Originators” thereon.
     (d) Each Weekly Report delivered by HLIOC under the Financing Agreement shall detail the collections received by Hayes II, HLIOC, or Hayes I from Receivable Assets during the related calendar week and shall report as to the timing of segregation and disbursement of such collections; it being agreed and understood that pursuant to the definition of “Weekly Report”, such report is to include additional information requested by Program Agent from time to time, and that pursuant to this Amendment such additional information is hereby requested.
     (e) On each Payment Date, HLIOC shall provide a written report to Program Agent (i) certifying that no collections from Receivable Assets have been deposited in the Facility Account and (ii) detailing any collections received from Receivable Assets since the date last reported to the Program Agent and reporting as to the timing of segregation and disbursement of such collections; it being agreed and understood that pursuant to Section 6.02(g)(iv) of the Financing Agreement, Program Agent has the right to so request such information.
     (f) HLIOC agrees that it will, on the Effective Date, cause each of Bristol and Montague to send written notice to each Obligor of Receivable Assets to remit payment to a deposit account other than a Deposit Account (and a lockbox other than a Lockbox) and a Person other than HLIOC, Hayes II, and Hayes I. Should notwithstanding such instructions any collections from Receivable Assets be remitted to HLIOC, Hayes II, Hayes I, any Deposit Account or any Lockbox, HLIOC shall promptly (and in any event within one Business Day) segregate such collections from the Collections and disburse such collections from such Deposit Account or Lockbox or otherwise remit such collections so received as directed by Bristol and/or Montague, as applicable.
     (g) The Lenders authorize the Program Agent to release, and the Program Agent, on behalf of the Lenders, hereby releases all security interests with respect to, and Hayes II hereby accepts and receives, all of the Program Agent’s right,
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title and interest in and to the Collateral arising out of, or relating to, Receivables originated by Bristol and Montague (the “Reconveyed Property”). As a condition to the foregoing conveyance of the Reconveyed Property, (a) Hayes II shall have delivered to the Program Agent on the Effective Date a Daily Report giving pro forma effect to such conveyance, and (b) Hayes II shall have paid to the Program Agent, for the benefit of the Lenders, in immediately available funds, an amount equal to the amount, if any, by which the Facility Principal is greater than the Borrowing Base, in each case as determined after giving effect to such reconveyance, which amount shall have been paid in consideration for such transfers and assignments. On or after the Effective Date, the Program Agent agrees to authorize Bristol and Montague to record and file termination statements with respect to financing statements filed against Bristol and Montague to reflect the foregoing reconveyance.
     (h) As of the Effective Date, each of Bristol and Montague are released and forever discharged from and against any and all claims, obligations and/or liabilities arising under or related to the Originator Purchase Agreement and other Transaction Documents.
     2. Representations and Warranties. (a) As of the Effective Date, Originators (as defined immediately following the Effective Date), hereby represent and warrant to Hayes I, (b) as of the Effective Date, Originators (as defined as of the Effective Date), hereby represent and warrant to Hayes I, and (c) as of the Effective Date, Hayes I hereby represents and warrants to Hayes II, and Hayes II and HLIOC each represent and warrant to Program Agent (for the benefit of itself and the Lenders) that (i) all of the representations and warranties of such Person in the Transaction Documents are true and correct in all respects on and as of such date as though made to each such Person on and as of such date (other than representations and warranties which expressly speak as of a different date, which representations shall be made only on such date), (ii) each of the recitals accurately describes the transactions described therein in all respects, and (iii) as of such date, no Event of Termination, Incipient Event of Termination, or Servicer Default has occurred and is continuing.
     3. Effective Date. The “Effective Date” shall occur upon the satisfaction of the following conditions precedent:
     (a) The Program Agent shall have received counterparts hereof executed by each Person for which a signature block is attached hereto.
     (b) Each of the representations and warranties contained in this Amendment which speaks as of the Effective Date shall be true and correct in all respects on and as of the Effective Date.
     (c) The Program Agent, Bristol, Montague and CNAI, in its capacity as administrative agent under the Credit Agreement, shall have executed and delivered signature pages to an agreement removing Bristol and Montague as parties to the Intercreditor Agreement, which agreement shall be in form and substance satisfactory to the Program Agent.
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     (d) The Program Agent shall have received an executed reconveyance agreements among Hayes I, Hayes II, HLIOC and Bristol and among Hayes I, Hayes II, HLIOC and Montague which shall be in form and substance satisfactory to the Program Agent.
     (e) The Sale Transaction shall have been consummated.
     4. Reference to and Effect on the Loan Documents.
     (a) As applicable, on and after the Effective Date, each reference in the Financing Agreement and Originator Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Transaction Documents to the Financing Agreement and Originator Purchase Agreement, shall mean and be a reference to the Financing Agreement and Originator Purchase Agreement as modified hereby.
     (b) Except as specifically amended or consented to above, all of the terms of the Financing Agreement, Originator Purchase Agreement and all other Transaction Documents remain unchanged and in full force and effect.
     (c) Except as provided in Section 1(h), the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or of Program Agent, Hayes I or Hayes II under any of the Transaction Documents, nor constitute an amendment, other than as set forth herein, or waiver of any provision of any of the Transaction Documents, nor obligate any Lender or Program Agent, Hayes I or Hayes II to agree to similar consents in the future.
     (d) This Amendment shall constitute a Transaction Document and any failure to comply with Section 1(g) hereof shall constitute an Event of Termination under the Financing Agreement notwithstanding any grace period set forth in Section 7.01(d) of the Financing Agreement.
     5. Costs and Expenses. Hayes II agrees to pay upon demand in accordance with the terms of Section 10.04(a)(viii) of the Financing Agreement all reasonable costs and expenses of the Program Agent in connection with the preparation, reproduction, negotiation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, expenses and disbursements of Sidley Austin LLP, counsel for the Program Agent with respect to any of the foregoing.
     6. Miscellaneous. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.
     7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered by facsimile shall be an original, but all of which shall together constitute one and the same instrument.
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     8. GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, Hayes I, Hayes II, HLIOC, the Program Agent, the Lenders, Bristol, Montague and the Originators have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

HAYES FUNDING II, INC.

By:

Gary Findling Treasurer

HAYES FUNDING I, LLC

By:

Gary Findling Treasurer

HLI OPERATING COMPANY, INC.

By:

Gary Findling Treasurer
Signature Page to Second Amendment

CITICORP USA, INC., as Program Agent

By:

Keith R. Gerding Vice President
Signature Page to Second Amendment

CITICORP USA, INC., as Lender

By:

Keith R. Gerding Vice President
Signature Page to Second Amendment

BANK OF AMERICA, N.A., as Lender

By:

Name:
Title:
Signature Page to Second Amendment

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By:

Name:
Title:
Signature Page to Second Amendment

ORIGINATORS:
HAYES LEMMERZ INTERNATIONAL – SEDALIA, INC.

HAYES LEMMERZ INTERNATIONAL – GEORGIA, INC.

HAYES LEMMERZ INTERNATIONAL IMPORT, INC.

HAYES LEMMERZ INTERNATIONAL – COMMERCIAL HIGHWAY, INC.

HAYES LEMMERZ INTERNATIONAL – WABASH, INC.

HAYES LEMMERZ INTERNATIONAL – LAREDO, INC.

HAYES LEMMERZ INTERNATIONAL – HOMER, INC.

HAYES LEMMERZ INTERNATIONAL – TECHNICAL CENTER, INC.

By:

Gary Findling Treasurer
Signature Page to Second Amendment

REMOVED ORIGINATORS:

HAYES LEMMERZ INTERNATIONAL — BRISTOL, INC.

By:

Gary Findling Treasurer

HAYES LEMMERZ INTERNATIONAL — MONTAGUE, INC.

By:

Gary Findling Treasurer
Signature Page to Second Amendment

Exhibit A
Amended and Restated Schedule 1 and Exhibit C to Originator Purchase Agreement
Schedule 1
List of Originators
Originators
Hayes Lemmerz International – Sedalia, Inc.
Hayes Lemmerz International – Commercial Highway, Inc.
Hayes Lemmerz International – Georgia, Inc.
Hayes Lemmerz International Import, Inc.
Hayes Lemmerz International – Wabash, Inc.
Hayes Lemmerz International – Laredo, Inc.
Hayes Lemmerz International – Homer, Inc.
Hayes Lemmerz International – Technical Center, Inc.
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EXHIBIT C
Location of Records, Chief Executive Offices and Addresses

Sole
		Chief	Principal	Federal		Jurisdiction
	Location of	Executive	Place of	Employer	Form of	of
Originator	Records	Office	Business	ID#	Organization	Organization
Hayes Lemmerz International – Sedalia, Inc.	15300 Centennial Dr. Northville, MI 48168	15300 Centennial Dr. Northville, MI 48168	3610 W. Main St. Sedalia, MO 65301	77-0597670	Corporation	Delaware

Hayes Lemmerz International – Georgia, Inc.	15300 Centennial Dr. Northville, MI 48168	15300 Centennial Dr. Northville, MI 48168	1215 Palmour Drive Gainesville, GA 30501	58-2046122	Corporation	Delaware

Hayes Lemmerz International Import, Inc.	15300 Centennial Dr. Northville, MI 48168	15300 Centennial Dr. Northville, MI 48168	15300 Centennial Dr. Northville, MI 48168	38-3311655	Corporation	Delaware

Hayes Lemmerz International – Wabash, Inc.	15300 Centennial Dr. Northville, MI 48168	15300 Centennial Dr. Northville, MI 48168	3837 W. Mill St. Ext. Wabash, IN 46992	38-2170301	Corporation	Indiana

Hayes Lemmerz International – Laredo, Inc.	15300 Centennial Dr. Northville, MI 48168	15300 Centennial Dr. Northville, MI 48168	P.O. Box 2159 Laredo, TX 78044	74-2418656	Corporation	Texas
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Sole
		Chief	Principal	Federal		Jurisdiction
	Location of	Executive	Place of	Employer	Form of	of
Originator	Records	Office	Business	ID#	Organization	Organization
Hayes Lemmerz International – Homer, Inc.	15300 Centennial Dr. Northville, MI 48168	15300 Centennial Dr. Northville, MI 48168	29991 M60 East Homer, MI 49245	38-3086380	Corporation	Delaware

Hayes Lemmerz International – Technical Center, Inc.	15300 Centennial Dr. Northville, MI 48168	15300 Centennial Dr. Northville, MI 48168	1600 W. 8 Mile Rd. Ferndale, MI 48220	38-2257519	Corporation	Michigan

Hayes Lemmerz International – Commercial Highway, Inc,	15300 Centennial Dr. Northville, MI 48168	15300 Centennial Dr. Northville, MI 48168	428 Seiberling St. Akron, OH 44306-3282	77-0597674	Corporation	Delaware
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